                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2001


                                   ALCOA INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)


        Pennsylvania                 1-3610                     25-0317820
        ------------                 ------                     ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania                   15212-5858
---------------------------------------------                   ----------
  (Address of Principal Executive Offices)                      (Zip Code)



                 Office of Investor Relations    212-836-2674
                 Office of the Secretary         412-553-4707
                 --------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

     On December 6, 2001, Alcoa Inc. completed the offering and sale of $500,000,000 principal amount of Floating Rate Notes Due 2004 and $1,000,000,000 principal amount of 6% Notes Due 2012 (together, the "Notes") in an underwritten public offering under Registration Statement No. 333-59044; 333-59044-01 on Form S-3 filed under the Securities Act of 1933, as amended. A copy of the opinion of counsel for Alcoa regarding the validity of the Notes is filed as Exhibit 5 herewith and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

       5       Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

       23 Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALCOA INC.



                                        By: /s/ Lawrence R. Purtell
                                            -----------------------------------
                                              Lawrence R. Purtell
                                              Executive Vice President and
                                              General Counsel

Dated: December 6, 2001

                                        3

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                                INDEX TO EXHIBITS

Exhibit No.                          Description
-----------                          -----------

5               Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23              Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.
                (included in Exhibit 5).

                                        4